UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2023

EzFill Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40809	83-4260623
(Commission File Number)	(IRS Employer Identification No.)

2999 NE 191st Street, Suite 500, Aventura, Florida 33180

(Address of Principal Executive Offices)

305-791-1169

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001	EZFL	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 below, on June 2, 2023, the stockholders of EzFill Holdings, Inc. (the “Company”) approved the Company’s EzFill Holdings, Inc. 2023 Equity Incentive Plan (the “2023 Plan”), pursuant to which 900,000 shares of the Company’s common stock will be made available for issuance under the 2023 Plan. The 2023 Plan is described in more detail in the Company’s 2023 Proxy Statement, which was filed with the Securities and Exchange Commission on April 28, 2023. A copy of the 2023 Plan is attached hereto as Exhibit 10.1.

On June 2, 2023 , the Board of Directors of the Company (the “Board”) approved the issuance of shares of common stock to non-employee members of the Board pursuant to the Company’s EzFill Holdings, Inc. 2023 Equity Incentive Plan in connection with their appointments to the Board in the aggregate amount of 339,368 shares (the “Shares”). Allen Weiss, Chairman of the Board, received 104,072 Shares as the chairman of the Board. Jack Levine, Luis Reyes, Mark Lev, and Daniel Arbour each received 58,824 Shares. The Shares will fully vest in 12 months from the grant date.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on June 2, 2023. Each share of the Company’s common stock was entitled to one vote per share. The matters voted upon and the results are set forth below.

Proposal One: Election of Directors.

Stockholders elected each of the following nominees as director to hold office until the next meeting of the Company’s stockholders and until his or her successor is elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Allen Weiss	15,813,696	54,186	2,101,874
Jack Levine	15,716,071	151,811	2,101,874
Luis Reyes	15,813,559	54,323	2,101,874
Mark Lev	15,813,596	54,286	2,101,874
Cheryl Hanrehan	15,733,254	134,628	2,101,874
Daniel Arbour	15,683,875	184,007	2,101,874

Pursuant to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2023, Cheryl Hanrehan resigned from the Board effective May 26, 2023.

Proposal Two: Approval of the EzFill Holdings, Inc. 2023 Equity Incentive Plan.

As noted above, stockholders approved the Company’s 2023 Equity Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
15,227,099	187,959	452,824	2,101,874

Proposal Three: Ratification of Appointment of Independent Auditor.

Stockholders approved the ratification of the appointment of M&K CPAs, PLLC as the Company’s independent auditors for the fiscal year ending December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
17,631,335	337,132	1,289	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	EzFill Holdings, Inc. 2023 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2023

EZFILL HOLDINGS, INC.

/s/ Yehuda Levy
Yehuda Levy
Interim Chief Executive Officer